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                                                                    Exhibit 99.2

                           CERTIFICATION PURSUANT TO
           SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as chief financial officer of BNS Co. (the "Company") does hereby certify that to the undersigned's knowledge:

     1) the Company's Form 10-Q for the quarter ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) the information contained in the Company's Form 10-Q for the quarter ended June 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                        /s/ Andrew C. Genor
                                        -----------------------------------
                                        Andrew C. Genor
                                        Chief Financial Officer


     Dated: August 19, 2002